SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is December 29, 2016.

For Certain MFS® Funds

Effective January 1, 2017, the first paragraph in the sub-section entitled "Trustees/Officers" under the main heading "Management of the Fund" is restated in its entirety as follows:
Trustees/Officers
Board Leadership Structure and Oversight — The following provides an overview of the leadership structure of the Board and the Board's oversight of the MFS Funds' risk management process. The Board has fixed the number of members of the Board at eleven.  The Board currently consists of nine Trustees, seven of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. Taking into account the number, the diversity and the complexity of the MFS Funds overseen by the Board and the aggregate amount of assets under management in the MFS Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board. Each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, consists exclusively of Independent Trustees. In connection with each of the Board's regular meetings, the Independent Trustees meet separately from MFS with their counsel and with the MFS Funds' Independent Senior Officer, who is independent of MFS and advises the Independent Trustees regarding contract review, compliance, and business matters. The Independent Trustees also meet regularly with the MFS Funds' Chief Compliance Officer (who is also MFS' Chief Compliance Officer) to receive reports regarding the compliance of the MFS Funds with the federal securities laws and the MFS Funds' compliance policies and procedures. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the MFS Funds.

Effective December 31, 2016, Robert E. Butler, William R. Gutow, and Robert W. Uek each retired as Trustee under the terms of the Board's retirement policy.  Effective January 1, 2017, the Board appointed David L. DiLorenzo to serve as President of the MFS Funds to replace Robin A. Stelmach, who resigned as President effective December 31, 2016, and appointed James O. Yost to serve as Treasurer of the MFS Funds to replace Mr. DiLorenzo, who resigned as Treasurer effective December 31, 2016. All references related to Ms. Stelmach as President and Mr. DiLorenzo as Treasurer are hereby deleted.  Effective December 16, 2016, Kristin V. Collins resigned as Assistant Secretary and Assistant Clerk.
Effective January 1, 2017, the following information replaces the information for Robert J. Manning and Robin A. Stelmach in the table and footnote (1) to the table in the section entitled "Appendix A-Trustees and Officers – Identification and Background":

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Robert J. Manning(4) age 53	Trustee	February 2004	137
Massachusetts Financial Services Company, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)

Robin A. Stelmach(4) age 55	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)

(1)
Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise.  For the period from December 15, 2004, until February 22, 2005, Mr. Manning served as Advisory Trustee.  Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.  From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

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Effective January 1, 2017, the sub-sections entitled "Robert J. Manning" and "Robin A. Stelmach" in the section entitled "Appendix A-Trustees and Officers – Identification and Background" are hereby restated in their entirety as follows:
Robert J. Manning
Mr. Manning is Executive Chairman of MFS (the Funds' investment adviser) and in this capacity heads its Board of Directors. He has substantial executive and investment management experience, having worked for MFS for 30 years.

Robin A. Stelmach
Ms. Stelmach is Vice Chair of MFS (the Funds' investment adviser).  Previously she was Executive Vice President and Chief Operating Officer of MFS and oversaw the company's Global Investment Technology and Global Investment & Client Support departments, as well as the MFS Service Center.

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